Exhibit 10.37
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                                RESTRICTED STOCK
                                 GRANT AGREEMENT

     THIS RESTRICTED STOCK GRANT AGREEMENT (this "Agreement") is dated this _____ day of _______________, 20__ between Dollar Thrifty Automotive Group, Inc., a Delaware corporation ("Company"), and _________________________ ("Director").

                                    RECITALS:
                                    --------

     A. The Company's Long Term Incentive Plan ("Plan") provides for the grant of restricted shares of Common Stock of the Company to certain eligible employees and directors of the Company or its Subsidiaries pursuant to the terms of the Plan and this Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Defined Terms. Defined terms used in this Agreement shall have the same meaning as those terms defined and used in the Plan, unless otherwise indicated in this Agreement.

     2. Grant of Restricted Shares. The Company shall grant ______ restricted shares of Common Stock ("Restricted Stock") to the Director on ______________, 20__.

     3. Vesting. The number of shares of Restricted Stock to be awarded hereunder, and the vesting (non-forfeitability) of such shares shall take place on ___________, 20__. Upon the termination of service of the Director on the Board for any reason, other than in connection with a Change in Control, the Restricted Stock award will be prorated and vested based on the period of service on the Board from ___________, 20___ through the time of such termination. Upon termination of service for any reason in connection with a Change in Control, all Restricted Stock granted shall become fully vested.

     4. Assignability. Neither the grant nor the shares of Restricted Stock that may be awarded hereunder shall be assignable, except as permitted in accordance with Section 18 of the Plan.

     5. Securities Laws Requirements; Issuance of Certificates. Neither this grant nor the shares of Common Stock which may be awarded hereunder have been registered under the Securities Act of 1933, as amended, or any applicable state securities laws and no transfer or assignment of this grant or the shares of Common Stock issuable upon award may be made in the absence of an effective registration statement under such laws or the availability of an exemption from the registration provisions thereof in respect of such transfer or assignment.

     The certificates for the shares of Common Stock so awarded hereunder shall be delivered to the Director or the Director's permitted assignee hereof within a reasonable time, not exceeding thirty (30) days, after the date of vesting of Common Stock, and shall bear the following legend (unless the shares have been registered, and shall bear the legend notwithstanding registration if they constitute control stock as determined by the Company under Rule 144 promulgated under the Securities Act of 1933, as amended):

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          "THESE   SECURITIES  HAVE  NOT  BEEN  REGISTERED  UNDER  THE
     SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT (OR ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

     6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.

     7. Integrated Agreement. This Agreement shall consist of its terms and those terms of the Plan which are relevant to this Agreement and both shall be read together.

     8. Weekends, Holidays. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday, or a Saturday or shall be a legal holiday or a day on which banking institutions in Tulsa, Oklahoma, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in Tulsa, Oklahoma, are authorized or required by law to remain closed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year above written.

                                        DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attest:
                                        By:_____________________________________
__________________________                 Gary L. Paxton
Stephen W. Ray, Secretary                  President and Chief Executive Officer

                                           _____________________________________
                                           _______________, Director


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